Exhibit 10.9

                                                              Conformed Copy













                           ADDITIONAL BENEFITS PLAN OF

                              DEL MONTE CORPORATION


               [As Amended and Restated Effective January 1, 1996]





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                           ADDITIONAL BENEFITS PLAN OF
                              DEL MONTE CORPORATION

                                      INDEX

SECTION                                                             PAGE


SECTION 1. PURPOSE OF PLAN..............................................1


SECTION 2. DEFINITIONS..................................................1


SECTION 3. PROVISIONS APPLICABLE TO DEFINED BENEFIT PLANS (A)...........3
   3.1   Eligibility....................................................3
   3.2   Amount of Benefits.............................................3
   3.3   Form of Benefit Payments.......................................4
   3.4   Timing of Benefit Payments.....................................5
   3.5   Benefits Unfunded..............................................5


SECTION 4. PROVISIONS APPLICABLE TO DEFINED BENEFIT PLANS (B)...........5
   4.1   Eligibility....................................................5
   4.2   Amount of Benefits.............................................5
   4.3   Form of Benefit Payments.......................................7
   4.4   Timing of Benefit Payment......................................8
   4.5   Benefits Unfunded..............................................8


SECTION 5. PROVISIONS APPLICABLE TO INDIVIDUAL ACCOUNT PLANS............8
   5.1   Eligibility....................................................8
   5.2   Amount of Additional Benefits..................................8
   5.3   Form of Additional Benefits....................................9
   5.4   Additional Benefits Election...................................9
   5.5   No Withdrawals................................................10
   5.6   Benefits Unfunded: Accounting.................................10


SECTION 6.  AMENDMENT AND TERMINATION..................................10


SECTION 7.  ADMINISTRATION.............................................10


SECTION 8.  MISCELLANEOUS..............................................11
   8.1   Assignment....................................................11
   8.2   Governing Law.................................................11
   8.3   Plan Independent of Employment Relationship...................11


SECTION 9.  COORDINATION WITH RJR NABISCO, INC. PLAN...................12



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                   ADDITIONAL BENEFITS PLAN OF
                      DEL MONTE CORPORATION
                [Effective as of January 1, 1996]

SECTION 1.  PURPOSE OF PLAN

         This Plan is adopted principally for the purpose of restoring benefit payments to those Covered Individuals under each Defined Benefit Plan and those Eligible Individuals under each Individual Account Plan whose benefits would otherwise by reduced by the limitations imposed by Section 401(a)(17) or any other applicable section of the Code, and any annual incentive award or salary deferred until Termination of Employment or who has an annual incentive award or bonus payment excluded under Defined Benefit Plan B. The Plan was first effective as of January 1, 1990. This restated plan document is a continuation of the Plan effective as of January 1, 1996. The benefits of Covered Individuals and Eligible Individuals who commenced Plan benefits or who terminated employment with the Company prior to January 1, 1996 are provided under the terms of the Plan prior to January 1, 1996.

SECTION 2.  DEFINITIONS

         When used herein, the words and phrases defined hereinafter shall have the following meaning unless a different meaning is clearly required by the context. Terms used but not defined herein which are defined in a Defined Benefit Plan or in an Individual Account Plan, as applicable, shall have the meanings assigned to them in such Defined Benefit or Individual Account Plan.

         2.1 "AIAP" means the Del Monte Annual Incentive Award or any successor bonus plan providing annual bonus awards, or any predecessor incentive award plan of the Company or any predecessor or annual incentive award plan of RJR Nabisco, Inc. or its subsidiaries (but only with respect to amounts accrued thereunder prior to January 1, 1990).

         2.2 "Additional Benefit" means the benefit or benefits payable under Section 5 of this Plan.

         2.3 "Board of Directors" means the Board of Directors of Del Monte Corporation.

         2.4 "Code" means the Internal Revenue Code of 1986, as amended, or as it may be amended from time to time.

         2.5 "Committee" means the Del Monte Employee Benefits
Administrative Committee.

         2.6 "Company" means Del Monte Corporation in respect of its employees, each Participating Company in respect of its employees, and any successor to any of said companies if such successor be the Company or an Affiliated Company.



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         2.7 "Covered Individual" means each individual who
becomes entitled to payment of a benefit under a Defined Benefit Plan by reason of death, retirement or termination of employment of an Employee, including a Participant, his or her Surviving Spouse or Beneficiary which benefit is subject to reductions that can be restored under Sections 3 and 4 of this Plan and which benefit is not provided or replaced under the terms of a written agreement between the Employee and the Company providing such benefits in lieu of this Plan.

         2.8 "Defined Benefit Plan" means either or both Defined
Benefit Plan (A) and (B), as the context requires.

         2.9 "Defined Benefit Plan (A)" means the Retirement Plan for Employees of Del Monte Corporation and any other defined benefit retirement plan using a final compensation formula intended to qualify under Section 401(a) of the Code and adopted by the Company or a Participating Company which adopts this Plan

         2.10 "Defined Benefit Plan (B)" means the Retirement Plan for Salaried Employees of Del Monte Corporation and any other defined benefit retirement plan which principally uses a career compensation formula based on a personal retirement account and intended to qualify under Section 401(a) of the Code and adopted by the Company or a Participating Company which adopts this Plan.

         2.11 "Effective Date" means January 1, 1996 with respect to the provisions set forth in this Plan.

         2.12 "Eligible Individual" means a participant in an Individual Account Plan, or any individual who is eligible to be a participant in an Individual Account Plan, who is compensated at a rate that is expected to exceed the annual limitations imposed by Section 401(a)(17) of the Code and whose benefit in addition to that provided by the Individual Account Plan is not provided under the terms of a written agreement between the Employee and the Company providing such benefits in lieu of this Plan.

         2.13 "Employee" means a participant in a Defined Benefit Plan.

         2.14 "Individual Account Plan" means the Del Monte Savings Plan, the Del Monte Certain Hourly Savings Plan, and any other individual account savings plan intended to qualify under
Section 401(a) of the Code and adopted by the Company or a Participating Company which adopts this Plan.

         2.15 "Participating Company" means any domestic company more than 50% of the voting stock of which is directly or indirectly owned by Del Monte Corporation which adopts this Plan by action of its own Board of Directors or its duly authorized designee.

         2.16 "Plan" means the Additional Benefits Plan of Del
Monte Corporation, as set forth herein or as may be hereafter amended.



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         2.17 "RJR Nabisco Trust" means the trust under the restated
Master Trust Agreement dated October 12, 1988, as amended, by and between RJR Nabisco, Inc. and Wachovia Bank and Trust Company, N.A.

         2.18 "Stock Purchase Agreement" means the Stock Purchase Agreement between DMPF Corp. and RJR Nabisco Investments, Inc. and joined in by RJR Nabisco, Inc. and DMPF Holdings Corp. dated as of September 24, 1989.

SECTION 3.  PROVISIONS APPLICABLE TO DEFINED BENEFIT PLANS (A)

         3.1  Eligibility

         All Covered Individuals from and after the Effective Date who participate in a Defined Benefit Plan (A) are eligible to receive benefits under this Plan computed in accordance with
Section 3.2 upon commencement of benefits under such Defined Benefit Plan (A); provided, that no benefit is payable under this Plan unless the Covered Individual is fully vested in his benefit under such Defined Benefit Plan (A).

         3.2  Amount of Benefits

         (a) The amount of the monthly benefit payable under the Plan to a Covered Individual shall be the difference of (1) the monthly benefit that would be provided to such Covered Individual under Defined Benefit Plan (A) if such benefit were calculated as set forth in subsection (b) below; minus (2) the monthly benefit actually payable to such Covered Individual from such Defined Benefit Plan (A); minus (3) the monthly benefit payable to such Covered Individual under the Supplemental Benefits Plan of Del Monte Corporation.

         (b) For purposes of determining the amount in (a)(1) above, the following shall apply:

                  (1)      For purposes of determining Average
                           Final Compensation ("AFC") under such
                           Defined Benefit Plan (A), compensation
                           shall include, as applicable, (i) the
                           amount of any deferred annual bonus
                           under the AIAP earned during the
                           period for which AFC is determined;
                           and (ii) the amount of any deferred
                           base salary that is deferred with
                           respect to a year that is included in
                           the period for which AFC is
                           determined.

                  (2) Compensation shall be determined without regard to the limits imposed to Section 401(a)(17) of the Code.

                  (3) The limitations imposed by Section 415 of the Code shall be disregarded.



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         (c)      The monthly benefit amounts calculated in
                  accordance with subsection (a) above shall be calculated in the form of a single life annuity, using the same actuarial assumptions as are used by the applicable Defined Benefit Plan (A).

         (d) To the extent that the benefit under this Plan, or any portion thereof, is provided to the Employee or Covered Individual or his beneficiary by funds from the RJR Nabisco Trust, such benefit, or portion thereof, shall be forfeited and the Employee or Covered Individual or his beneficiary shall have no further right or claim under this Plan but shall only look to the funds from said RJR Nabisco Trust for said benefit or portion thereof. The benefit under this Section will be correspondingly reduced before application of Sections 3.3 and 3.4.

         3.3      Form of Benefit Payments

         After the benefit has been determined under Section 3.2, it will be paid to an Employee as follows:

         (a) to a married Employee, in the form of a Joint and 50% Survivor (Spouse) Annuity which is the Actuarial Equivalent of a Single Life Annuity; or

         (b) to a single Employee, in the form of a Single Life Annuity but if a beneficiary has been designated under this Plan by the Employee, in the form of a Joint and 50% Survivor Annuity which is the Actuarial Equivalent of a Single Life Annuity;

         (c) provided, however, whenever the present value of the benefit determined under Section 3.2 or payable under this Plan is $10,000 or less, the benefit will be paid in the form of a lump sum cash payment.

         The form paid to any Covered Individual who is not an Employee is based on the form payable to the Employee.

         Notwithstanding the foregoing, the Committee in its sole discretion may alter the form of the monthly benefit under this Plan to a form of annuity payment substantially the same form as that elected by the Covered Individual under the Defined Benefit Plan (A) on an actuarial equivalent basis.

         Where the Retired Employee is receiving a Joint and Survivor Annuity, he shall have the option, exercisable by a writing filed with the Committee at any time and from time to time after his Annuity Starting Date and prior to his death, to redesignate the Contingent Annuitant designated or deemed designated on his Annuity Starting Date. Such option may be exercised without the consent of the previous Contingent Annuitant. If a Retired Employee exercises such option to redesignate, the survivor's annuity payable after his death shall be paid to the Contingent Annuitant (which term includes the estate of such Contingent Annuitant) last redesignated prior to his death; however, such survivor's annuity shall be payable only if the individual designated as his Contingent Annuitant on his


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Annuity Starting Date survives him, and shall be paid only for the remaining lifetime of the individual designated as his Contingent
Annuitant on his Annuity Starting Date.

         3.4      Timing of Benefit Payments

         The monthly benefit under this Plan is payable at the later of (i) attainment of the earliest retirement date under the Defined Benefit Plan (A) or (ii) the first of the month next following the Employee's date of termination of employment with the Company or any subsidiary.

         To the extent that the Defined Benefit Plan (A) benefit commences prior to Normal Retirement Date under such plan, the benefit under this Plan will be subject to the same reductions for early commencement of benefit, if any, as applicable to the Defined Benefit Plan (A) benefit.

         Notwithstanding the foregoing, the Committee in its sole discretion may alter the commencement of the benefit payment under this Plan to coincide with the commencement of benefit payments under the Defined Benefit Plan (A) for the Covered Individual.

         3.5      Benefits Unfunded

         The benefits payable under this Plan to or on account of a Covered Individual shall be paid out of the general assets of the Company maintaining the retirement plan for which benefits have been reduced, and shall not be funded in any manner.

SECTION 4.  PROVISIONS APPLICABLE TO DEFINED BENEFIT PLANS (B)

         4.1      Eligibility

         All Covered Individuals from and after the Effective Date who participate in a Defined Benefit Plan (B) are eligible to receive benefits under this Plan computed in accordance with
Section 4.2 upon commencement of benefits under such Defined Benefit Plan (B); provided that no benefit is payable under this Plan unless the Covered Individual is fully vested in his benefit under such Defined Benefit Plan (B).

         4.2      Amount of Benefits

         (a) The amount of the monthly benefit payable under the Plan to a Covered Individual shall be the difference of (1) the monthly benefit that would be provided to such Covered Individual under Defined Benefit Plan (B) if such benefit were calculated as set forth in subsection (b) below; minus (2) the monthly benefit actually payable to such Covered Individual from such Defined Benefit Plan (B); minus (3) the monthly benefit payable to


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                  such Covered Individual under the Supplemental of Del Monte
                  Corporation.

         (b) For purposes of determining the amount in (a)(1) above, the following shall apply:

                  (1)      Compensation under such Defined
                           Benefit Plan (B) shall include, as
                           applicable, (i) the amount of any
                           deferred annual bonus under the AIAP
                           that would have been received during
                           the period for which Compensation is
                           determined if such bonus had not been
                           deferred; and (ii) the amount of any
                           deferred base salary that would have
                           been received during the period for
                           which compensation is determined if
                           such base salary had not been
                           deferred.

                  (2)      Compensation under such Defined
                           Benefit Plan (B) shall be determined
                           without regard to the limits imposed
                           by Section 401(a)(17) of the Code.

                  (3) The limitations imposed by Section 415 of the Code shall be disregarded.

         (c) The monthly benefit amounts calculated in accordance with subsection (a) above shall be calculated in the form of a single life annuity, using the same actuarial assumptions as are used by the applicable Defined Benefit Plan (B).

         (d) In addition to the monthly benefit payable pursuant to this Section 4.2, a lump sum benefit shall be paid to an Employee, or to a Covered Individual on his behalf, equal to the amount of the Accruing Benefit that would be credited to such Employee under the Defined Benefit Plan (B) with respect to any awards paid to the Employee under the AIAP or a sales incentive compensation plan of the Company received more than one month after the first Valuation Date coincident with or immediately following the Employee's Severance Date if the Defined Benefit Plan (B) credited such amounts. No Interest Credits will be paid on such amount. The lump sum benefit shall be paid in a single sum distribution notwithstanding Section 4.3, and shall not be included in the present value of the benefit determined under
                  Section 4.3(c).

         (e)      If the retirement benefit payable to a Covered
                  Individual under the Defined Benefit Plan (B) is based upon such Plan's "alternate," "transitional" or "Preserved" form of benefit which is derived from an Average Final Compensation formula of a Defined Benefit Plan (A) or similar such plan, the provisions of
                  Section 3.2 of this Plan shall be applicable in determining the benefit payable under this Plan if such provisions provide agreater benefit and, if so, the terms of this Section 4.2 [including Section 4.2(d)] shall not apply; provided, however, that the benefit calculated under Section 3.2 of this Plan shall be limited to the benefit calculated through April 30, 1992, consistent with the provisions to freeze the benefit accrual of the Preserved Benefit under the Company's Retirement Plan for Salaried Employees.



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         (f)      To the extent that the benefit under this
                  Plan, or any portion thereof, is provided to the Covered Individual or his beneficiary by funds from the RJR Nabisco Trust, as amended from time to time, such benefit, or portion thereof, shall be forfeited and the Covered Individual or his beneficiary shall have no further right or claim under this Plan but shall only look to the funds from said RJR Trust for said benefit or portion thereof. The benefit under this Section will be correspondingly reduced before application of Sections 4.3 and 4.4.

         4.3      Form of Benefit Payments

         After the benefit has been determined under Section 4.2, it will be paid to an Employee as follows:

         (a) to a married Employee, in the form of a Joint and 50% Survivor (Spouse) Annuity which is the
                  Actuarial Equivalent of a Single Life Annuity; or

         (b) to a single Employee, in the form of a Single Life Annuity but if a beneficiary has been designated under this Plan by the Employee, then in the form of a Joint and 50% Survivor Annuity which is the Actuarial Equivalent of a Single Life Annuity;

         (c) provided, however, whenever the present value of the benefit determined under Section 4.2 or payable under this Plan is $10,000 or less, the benefit will be paid in the form of a lump sum cash payment.

         The form paid to any Covered Individual who is not an Employee is based on the form payable to the Employee.

         Notwithstanding the foregoing, the Committee in its sole discretion may alter the form of the monthly benefit under this Plan to a form of payment substantially the same form as that elected by the Employee under the Defined Benefit Plan (B) on an actuarial equivalent basis.

         Where the Employee is receiving a Joint and Survivor Annuity, he shall have the option, exercisable by a writing filed with the Committee at any time and from time to time after his Annuity Starting Date and prior to his death, to redesignate the Contingent Annuitant designated or deemed designated on his Annuity Starting Date. Such option may be exercised without the consent of the previous Contingent Annuitant. If an Employee exercised such option to redesignate, the survivor's annuity payable after his death shall be paid to the Contingent Annuitant (which term includes the estate of such Contingent Annuitant) last redesignated prior to his death; however, such survivor's annuity shall be payable only if the individual designated as his Contingent Annuitant on his Annuity Starting Date survives him, and shall be paid only for the remaining lifetime of the individual designated as his Contingent Annuitant on his Annuity Starting Date.



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         4.4      Timing of Benefit Payment

         The monthly benefit under this Plan is payable at the later of (i) attainment of the earliest retirement date under the Defined Benefit Plan (B) or (ii) the first of the month coincident with or next following the Employee's Severance Date.

         To the extent that the Defined Benefit Plan (B) benefit commences prior to Normal Retirement Date under such plan, the benefit under this Plan will be subject to the same reductions for early commencement of benefit, if any, as applicable to the Defined Benefit Plan (B) benefit.

         Notwithstanding the foregoing, the Committee in its sole discretion may alter the commencement of the benefit payment under this Plan to coincide with the commencement of benefit payments under the Defined Benefit Plan (B) for the Covered Individual.

         4.5      Benefits Unfunded

         The benefits payable under this Plan to or on account of a Covered Individual shall be paid out of the general assets of the Company maintaining the retirement plan for which benefits have been reduced, and shall not be funded in any manner.

SECTION 5.  PROVISIONS APPLICABLE TO INDIVIDUAL ACCOUNT PLANS

        5.1       Eligibility

        All Eligible Individuals on or after the Effective Date are eligible to receive Additional Benefits under this Plan computed in accordance with Section 5.2; provided, that no benefit may be paid unless the Eligible Individual is fully vested in the Company Matching Contributions in the Individual Account Plan or would be fully vested if participating in the Individual Account Plan.

         5.2        Amount of Additional Benefits

         (a) The amount of the Additional Benefit, if any, shall be equal to (1) the amount by which the compensation of the Eligible Individual which would be recognized for purposes of determining benefits under the Individual Account Plan exceeds the limitations imposed by Section 401(a) (17) of the Code, multiplied by (2) the maximum percentage of compensation which is subject to Company matching contributions upon the deferral or contribution to the underlying Individual Account Plan by a participant in such plan and multiplied by (3) the maximum percentage of Company matching contributions in the underlying Individual Account Plan plus (4) an amount equal to interest as calculated under Section 5.6(c) applied to the foregoing amount for the period when the Eligible Individual's compensation recognized under the Individual Account Plan exceeds the limitations under Section 401(a) (17) of the Code. The amount


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of the Additional Benefit is determined and awarded as of December
31 of each year for that calendar year; provided, that (i) no amount is determined for a calendar year during which the Eligible Individual is not fully vested, or would not be fully vested if participating in the Individual Account Plan, in the Company
Matching Contributions in the underlying Individual Account Plan
(such full vesting being referred to herein as "Vested"),
(ii) the amount of the Additional Benefit for an Eligible Individual who first becomes Vested during a calendar year shall be determined as of December 31 of that calendar year for that calendar year and any preceding calendar year which the person was an Eligible Individual and was not Vested, and (iii) the amount of the Additional Benefit for an Eligible Individual who dies, retires, or separates from employment with the Company ("Termination") shall be determined as soon as practicable following such Termination and, if determined prior to December 31, shall be paid in the calendar year of Termination.

         (b) In addition, if any Eligible Individual had an Additional Benefit deferred under the Prior Plan (as defined in Section 9) as of December 31, 1989, such Additional Benefit shall be credited to an account maintained solely on the books of the Company for such purpose and shall be treated as if such Additional Benefit had been deferred under Section 5.6(c) of this Plan from and after the Effective Date.

         5.3      Form of Additional Benefits

         Subject to earlier payment under Section 5.4, any benefit payable under Section 5.2 of this Plan shall be distributed in the form of a lump sum cash payment in the January of the calendar year immediately following the calendar year in which an Eligible Individual dies, retires, separates from employment with the Company or is eligible for a distribution under the Individual Account Plan on account of disability.

         5.4        Additional Benefits Election

         (a) Every year for which it is determined that an Eligible Individual is entitled to an Additional Benefit described in Section 5.2, such Eligible Individual shall elect the manner in which such benefits are to be treated.

         (b) An Eligible Individual shall elect either to receive such Additional Benefit in cash in the calendar year following the year in which an Additional Benefit is determined and awarded under Section 5.2(a) or to have such Additional Benefit deferred and become payable under this Plan upon termination of employment, retirement, death or disability as provided in
Section 5.3.

         (c) If an Eligible Individual entitled to make such an election fails to make such election, receipt of the Additional Benefit shall become payable under this Plan in cash after the end of the calendar year in which an Additional Benefit is determined and awarded under Section 5.2(a).

         (d) Any election made pursuant to 5.4(b) shall be made in writing and filed with the Committee no later than the end of the calendar year preceding the calendar year in which an Additional Benefit is determined and awarded under Section
5.2(a); provided, that for an individual who becomes


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an Eligible Individual during a calendar year, such election shall be made not later than thirty (30) days after he becomes eligible to participate in the Individual Account Plan or, if later, after an increase in compensation which first qualifies him as an Eligible Individual.

         5.5      No Withdrawals

         Any credited amounts, as specified in paragraph 5.6(b), which have not been designated by a prior Eligible Individual election to be distributed in the following year, may not be withdrawn from this Plan while the Eligible Individual is actively employed by the Company or any affiliated company.

         5.6      Benefits Unfunded: Accounting

         (a) The Additional Benefits payable under this Plan to an Eligible Individual shall be paid out of the general assets of the Company maintaining the underlying Individual Account Plan and shall not be funded in any manner.

         (b) An amount equal to the Additional Benefit as determined under Section 5.2 will be credited to an account maintained for such purpose on the books of the Company.

         (c) Interest will be credited at a monthly rate equal to the rate of return reported by the Individual Account Plan for the Interest Income Fund (or its equivalent if fund options under the Individual Account Plan change) for the calendar month for which interest is to be credited or for the calendar month for which the most recent rate is available if the current month's rate is not available at the date interest is determined. If the Eligible Individual has elected to defer receipt of the Additional Benefit, the account will be credited annually as of December 31 for the year ended December 31 with interest using the balance of the account as of January 1 of such calendar year. For the Additional Benefit, if any, of any Eligible Individual for a calendar year, interest will be credited by applying interest to the portion of the Additional Benefit that would have been allocated to an account in the Individual Account Plan if the applicable limitations did not apply. If the Eligible Individual has elected to receive the Additional Benefit in cash in the following year, interest shall be credited on the Additional Benefit through the calendar year for which such Additional Benefit is awarded.

SECTION 6.  AMENDMENT AND TERMINATION

         The Company reserves the right to amend or terminate this Plan at any time for any reason or for no reason. Such amendment or termination shall not adversely affect the rights of any Covered Individual or any Eligible Individual then receiving benefits under this Plan. The Board of Directors has delegated its authority to amend this Plan to the Committee which may act by majority in a meeting or by written consent.



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SECTION 7.  ADMINISTRATION

         7.1 The Committee shall have the duty to administer this Plan in respect of Covered Individuals and Eligible Individuals who become entitled to benefits under this Plan by reason of their participation in the underlying Defined Benefit Plan or Individual Account Plan.

         7.2 The Committee or the designated representative thereof shall have exclusive authority to interpret the Plan. The decision of the Committee with respect to any interpretation or question as to the Plan, including, without limitation, any questions as to eligibility, entitlement, the amount of any benefit, the distribution of any benefit or any other matter, shall be final, conclusive and binding on the Company, and Participating Company, any participant, beneficiary or employee.

         7.3 To the extent appropriate and not inconsistent with the intent and terms of this Plan, the terms and provisions of the underlying Defined Benefit Plan or Individual Account Plan shall be applied to the determination of benefits under this Plan.

         7.4 Pursuant to the discretionary authority set forth in
Section 7.2, the Committee may deny, in whole or in part, any written claim for a benefit under this Plan by providing the claimant written notice within 90 days of receipt of such claim setting forth (a) the specific reasons(s) for such denial, (b) specific reference to pertinent Plan provisions on which the denial is based, (c) a description of any additional material or information necessary to perfect such claim and an explanation of why such material or information is necessary, and (d) a description of the Plan's claim review procedure. A claimant may request review of any such denial within 60 days after receipt of the written denial by making a written request to the Committee. The decision on review shall be made within 60 days after receipt of the request to review, unless circumstances warrant an extension of time not to exceed an additional 60 days and shall be written in a manner calculated to be understood by the claimant and include specific reasons for the decision, with references to specific Plan provisions upon which the decision is based.

SECTION 8.  MISCELLANEOUS

         8.1      Assignment

         The benefits payable under this Plan may not be assigned or alienated, except as required by law.

         8.2      Governing Law

         This Plan shall be governed by the laws of the State of California.


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




         8.3      Plan Independent of Employment Relationship

         The establishment and maintenance of the Plan, as well as the eligibility for and payment of benefits thereunder shall not be construed as conferring on any Covered Individual or Eligible Individual any right to or contract for continued employment or employment for any duration or in any position. The eligibility for or payment of any benefit under this Plan shall not in any way interfere with the rights of either the Company or Covered Individual or Eligible Individual employed by the Company to terminate the employment of such Covered Individual or Eligible Individual employed by the Company at any time, without notice, for any reason or for no reason, except as otherwise required by law.

SECTION 9.  COORDINATION WITH RJR NABISCO, INC. PLAN

         Under the Stock Purchase Agreement, the Company has agreed through December 31, 1991 to carry on programs that were in effect prior to January 1, 1990. This Plan is intended as a successor plan to the Additional Benefits Plan of RJR Nabisco, Inc. and Participating Companies (the "Prior Plan"). To the extent that the underlying Defined Benefit Plan recognizes service and compensation prior to January 1, 1990, this Plan does also. To the extent that Eligible Individuals made elections under the Prior Plan prior to January 1, 1990, such elections will be honored as if made under Section 5.4 of this Plan. To the extent that Transferred Employees (as defined in the Stock Purchase Agreement) are not active employees of the Company on January 1, 1990 and are receiving benefits or entitled to receive benefits under the Prior Plan, such benefits will be provided under this Plan.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized member of the Del Monte
Employee Benefits Administrative Committee as of December 16,
1996.

                                        DEL MONTE CORPORATION

                                        By: /s/ Mark J. Buxton


                               -12-


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                            APPENDIX A
                     ADDITIONAL BENEFITS PLAN


         This Appendix A is made a part of the Additional Benefits Plan of Del Monte Corporation (the "Plan") and sets forth the provisions for certain benefits to be paid to Robert J. Allen upon his termination of employment with the Company. Unless otherwise provided in this Appendix A, the terms of the Plan apply.

    A.1.  Eligible Individual   This Appendix A applies to Robert J.
Allen ("Allen"), an individual who was employed by Canadian
Canners, Ltd., as of May 1, 1960, transferred to Del Monte
Corporation in 1983 and thereafter continued as an employee of the Company.

    A.2  Additional Defined Benefit Plan (B) Benefit   Allen is a
participant in the Retirement Plan for Salaried Employees, a Defined Benefit Plan (B) of the Company. When he becomes a Covered Individual, the amount of any benefit to which he is otherwise entitled under Section 4 of the Plan shall be modified as follows:

            (a) the benefit under the Defined Benefit Plan (B) shall be determined as if, for purposes of computing years of vesting, eligibility and credited service, Allen had been hired by the Company on May 1, 1960 and had commenced participation in the Retirement Plan for Employees of Del
       Monte Corporation as of May 1, 1960.

            (b) the benefit under Section 4 and this Appendix A shall be offset by the actuarial equivalent of all retirement benefits for which Allen is or becomes eligible to receive from Canadian Canners, Ltd.

    A.3  Additional Defined Benefit Plan (A) Benefit   For purposes of
this Plan, Allen shall be deemed by virtue of the imputed service described in Section A.2(a) above to have qualified for the "preserved" form of benefit under a Defined Benefit Plan (A) formula contained in the Defined Benefit Plan (B). As an alternative to the benefit calculated under this Plan and Appendix A, Section A.2, Allen may elect to have a benefit determined under Section 3.2 of this Plan modified as follows:

            (a) the benefit shall be determined as if Allen had contributed to the Applicable Prior Plan when necessary to obtain credited service but no additional benefit by reason of employee contributions shall be deemed to have been accrued.

            (b) the benefit shall be determined as if Allen had participated in the Retirement Plan for Employees of Del Monte Corporation prior to January 1, 1982 and such pre-1982 service shall be calculated without regard to any special provisions governing such matters as eligibility for early retirement, reduction factors for early commencement of benefits, or adjustment for change in plan year.

            (c) the benefit shall be determined as if Allen's compensation had all been earned as an Employee of the Company but expressed in U.S. dollars.

            (d) the benefit under Section 3 and this Appendix A shall be offset by the actuarial equivalent of all retirement benefits for which Allen is or becomes eligible to receive from Canadian Canners, Ltd.

    A.4  Right to Withhold Payment   Payment of any benefit determined
under this Appendix A to Allen is conditioned upon Allen furnishing all appropriate information to determine the offset under Sections A.2(b) and A.3(d) above. Unless and until such information is furnished, no payment need be made in accordance with this Appendix A.

                            APPENDIX B
                     ADDITIONAL BENEFITS PLAN


         This Appendix B is made a part of the Additional Benefits Plan of Del Monte Corporation (the "Plan"). The Second Amendment to the Plan, dated July 28, 1992 and effective as of January 1, 1992 ("Second Amendment"), applied to all Employees and Eligible Individuals from and after that date except for the certain named individuals for whom the provisions of the Plan immediately prior to the Second Amendment (except as clarified to further express the scope and intent of the Plan by (x) below) apply. Employees and Eligible Individuals not subject to the Second Amendment who were active employees as of January 1, 1996 were:

                  David M. Little
                  David L. Meyers

                  (x) In the event that the employment of an individual named above is terminated under the provisions of a written contract with the Company, pursuant to which such individual is paid a severance amount in installments over a period of time for which such contract also provides for accrual of benefits under a defined benefit or non-qualified plan during such period, the benefit calculated under Section 3 or 4, as applicable, for such individual shall include such period during which severance is paid and the amount of severance payments as if such period were active employment with the Company and such payments were compensation under the applicable Defined Benefit Plan; provided, however, that any benefit calculated under
         Section 3.2 of the Plan based on the Preserved Benefit under the Retirement Plan for Salaried Employees shall be limited to the Accrued Benefit as of April 30, 1992, consistent with the provisions to freeze such Preserved Benefit under such plan.





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